UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

    On November 6, 2009, WellCare Health Plans, Inc. (the “Registrant”) received notices (collectively, the “CMS Coordinated Care Notices”) from the Centers for Medicare & Medicaid Services (“CMS”) regarding the renewal of the following contracts (collectively, the “MA Contracts”), as amended to date, between CMS and certain wholly-owned subsidiaries of the Registrant:

•	Contract #H0117 between CMS and WellCare of Ohio, Inc.;
•	Contract #H0712 between CMS and WellCare of Connecticut, Inc.;
•	Contract #H0913 between CMS and WellCare Health Insurance Plans of New Jersey, Inc.;
•	Contract #H1032 between CMS and WellCare of Florida, Inc.;
•	Contract #H1112 between CMS and WellCare of Georgia, Inc.;
•	Contract #H1216 between CMS and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri;
•	Contract #H1264 between CMS and WellCare of Texas, Inc.;
•	Contract #H1416 between CMS and Harmony Health Plan of Illinois, Inc.;
•	Contract #H1657 between CMS and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana;
•	Contract #H1903 between CMS and WellCare of Louisiana, Inc.;
•	Contract #H2491 between CMS and WellCare Health Insurance of Arizona, Inc.; and
•	Contract #H3361 between CMS and WellCare of New York, Inc.

    Under the CMS Coordinated Care Notices, the Registrant's subsidiaries listed above (collectively, the “MA Subsidiaries”) will continue to provide Medicare coordinated care plans in Ohio, Connecticut, New Jersey, Florida, Georgia, Texas, Illinois, Indiana, Missouri, Louisiana, Hawaii and New York, respectively.  The CMS Coordinated Care Notices renew the MA Contracts listed above for a period of one year ending on December 31, 2010 on the terms set forth in the benefit attestations submitted by the MA Subsidiaries.

    As previously disclosed, CMS has also notified the Registrant of the renewal of Contract #S5967 between CMS and WellCare Prescription Insurance, Inc. ("WPI") pursuant to which WPI provides stand-alone prescription drug plans under Medicare Part D.

    The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the MA Contracts or the CMS Coordinated Care Notices.  The above description is qualified in its entirety by reference to the MA Contracts, the form of CMS Coordinated Care Notice and benefit attestations, which are attached hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Form of CMS Coordinated Care Notice	Filed herewith
10.2	Contract #H0117 between CMS and WellCare of Ohio, Inc.	8-K	November 9, 2007	10.5
10.3	2010 plan year benefit attestation for Contract #H0117	Filed herewith
10.4	Contract #H0712 between CMS and WellCare of Connecticut, Inc.	8-K	November 2, 2005	10.4
10.5	2010 plan year benefit attestation for Contract #H0712	Filed herewith
10.6	Contract #H0913 between CMS and WellCare Health Insurance Plans of New Jersey, Inc.	8-K	November 9, 2007	10.4
10.7	2010 plan year benefit attestation for Contract #H0913	Filed herewith
10.8	Contract #H1032 between CMS and WellCare of Florida, Inc.	8-K	November 2, 2005	10.5
10.9	2010 plan year benefit attestation for Contract #H1032	Filed herewith
10.10	Contract #H1112 between CMS and WellCare of Georgia, Inc.	8-K	November 2, 2005	10.6
10.11	2010 plan year benefit attestation for Contract #H1112	Filed herewith
10.12	Contract #H1216 between CMS and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri	8-K	November 9, 2007	10.2
10.13	2010 plan year benefit attestation for Contract #H1216	Filed herewith
10.14	Contract #H1264 between CMS and WellCare of Texas, Inc.	8-K	November 9, 2007	10.3
10.15	2009 Addendum to Contract #H1264	10-Q	May 11, 2009	10.1
10.16	2010 plan year benefit attestation for Contract #H1264	Filed herewith
10.17	Contract #H1416 between CMS and Harmony Health Plan of Illinois, Inc.	8-K	November 2, 2005	10.7
10.18	2010 plan year benefit attestation for Contract #H1416	Filed herewith
10.19	Contract #H1657 between CMS and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana	8-K	February 21, 2008	10.2
10.20	2010 plan year benefit attestation for Contract #H1657	Filed herewith
10.21	Contract #H1903 between CMS and WellCare of Louisiana, Inc.	8-K	November 2, 2005	10.8
10.22	2010 plan year benefit attestation for Contract #H1903	Filed herewith
10.23	Contract #H2491 between CMS and WellCare Health Insurance of Arizona, Inc.	8-K	December 23,2008	10.1
10.24	2010 plan year benefit attestation for Contract #H2491	Filed herewith
10.25	Contract #H3361 between CMS and WellCare of New York, Inc.	8-K	November 2, 2005	10.9
10.26	2010 plan year benefit attestation for Contract #H3361	Filed herewith
10.27	Form of 2009 addenda each of the following contracts: (a) Harmony Health Plan of Illinois, Inc. (#H1416); (b) WellCare of Connecticut, Inc. (#H0712); (c) WellCare of Florida, Inc. (#H1032); (d) WellCare of Georgia, Inc. (#H1112); (e) WellCare of Louisiana, Inc. (#H1903); and (f) WellCare of New York, Inc. (#H3361)	10-Q	May 11, 2009	10.2

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2009	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Form of CMS Coordinated Care Notice	Filed herewith
10.2	Contract #H0117 between CMS and WellCare of Ohio, Inc.	8-K	November 9, 2007	10.5
10.3	2010 plan year benefit attestation for Contract #H0117	Filed herewith
10.4	Contract #H0712 between CMS and WellCare of Connecticut, Inc.	8-K	November 2, 2005	10.4
10.5	2010 plan year benefit attestation for Contract #H0712	Filed herewith
10.6	Contract #H0913 between CMS and WellCare Health Insurance Plans of New Jersey, Inc.	8-K	November 9, 2007	10.4
10.7	2010 plan year benefit attestation for Contract #H0913	Filed herewith
10.8	Contract #H1032 between CMS and WellCare of Florida, Inc.	8-K	November 2, 2005	10.5
10.9	2010 plan year benefit attestation for Contract #H1032	Filed herewith
10.10	Contract #H1112 between CMS and WellCare of Georgia, Inc.	8-K	November 2, 2005	10.6
10.11	2010 plan year benefit attestation for Contract #H1112	Filed herewith
10.12	Contract #H1216 between CMS and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Missouri	8-K	November 9, 2007	10.2
10.13	2010 plan year benefit attestation for Contract #H1216	Filed herewith
10.14	Contract #H1264 between CMS and WellCare of Texas, Inc.	8-K	November 9, 2007	10.3
10.15	2009 Addendum to Contract #H1264	10-Q	May 11, 2009	10.1
10.16	2010 plan year benefit attestation for Contract #H1264	Filed herewith
10.17	Contract #H1416 between CMS and Harmony Health Plan of Illinois, Inc.	8-K	November 2, 2005	10.7
10.18	2010 plan year benefit attestation for Contract #H1416	Filed herewith
10.19	Contract #H1657 between CMS and Harmony Health Plan of Illinois, Inc. dba Harmony Health Plan of Indiana	8-K	February 21, 2008	10.2
10.20	2010 plan year benefit attestation for Contract #H1657	Filed herewith
10.21	Contract #H1903 between CMS and WellCare of Louisiana, Inc.	8-K	November 2, 2005	10.8
10.22	2010 plan year benefit attestation for Contract #H1903	Filed herewith
10.23	Contract #H2491 between CMS and WellCare Health Insurance of Arizona, Inc.	8-K	December 23,2008	10.1
10.24	2010 plan year benefit attestation for Contract #H2491	Filed herewith
10.25	Contract #H3361 between CMS and WellCare of New York, Inc.	8-K	November 2, 2005	10.9
10.26	2010 plan year benefit attestation for Contract #H3361	Filed herewith
10.27	Form of 2009 addenda each of the following contracts: (a) Harmony Health Plan of Illinois, Inc. (#H1416); (b) WellCare of Connecticut, Inc. (#H0712); (c) WellCare of Florida, Inc. (#H1032); (d) WellCare of Georgia, Inc. (#H1112); (e) WellCare of Louisiana, Inc. (#H1903); and (f) WellCare of New York, Inc. (#H3361)	10-Q	May 11, 2009	10.2